CURRENT REPORT OF MATERIAL EVENTS OR CORPORATE CHANGES

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 23, 2006

                          Level 3 Communications, Inc.
             (Exact name of Registrant as specified in its charter)



Delaware                            0-15658                           47-0210602
(State or other                (Commission File                    (IRS employer
jurisdiction of incorporation)      Number)                  Identification No.)

  1025 Eldorado Blvd., Broomfield, Colorado                                80021
   (Address of principal executive offices)                           (Zip code)

                                  720-888-1000
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications  pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[    ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

[    ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
        Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
        Exchange Act (17 CFR 240.13e-4(c))





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Item 8.01.  Other Events

On December 23, 2006, Level 3 Communications, Inc. ("Level 3" or the "Company") and its wholly owned subsidiary, Level 3 Communications, LLC, signed a definitive agreement to acquire the Content Delivery Network ("CDN") services business of SAVVIS, Inc. ("SAVVIS"). Under the terms of the agreement, Level 3 will pay $135 million in cash consideration to acquire certain assets, including network elements, customer contracts, and intellectual property used in SAVVIS's CDN business. The purchase price is subject to certain customary post closing working capital adjustments Consummation of the transaction is subject to customary closing conditions, including receipt of applicable state and federal regulatory approvals. Closing is expected to occur in the first quarter 2007.

Item 7.01.  Regulation FD Disclosure.

On December 26, 2006, Level 3 issued a press release announcing that it has signed a definitive agreement to acquire the Content Delivery Network services business of SAVVIS. This press release is furnished as Exhibit 99.1 to this Form 8-K. The furnishing of this information shall not be deemed an admission as to the materiality of the information included in this Form 8-K. This information is not filed but is furnished to the Securities and Exchange Commission pursuant to Item 7.01 of Form 8-K.

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


Item 9.01.  Financial Statements and Exhibits

          (a)  Financial Statements of Business Acquired

                  None

          (b)  Pro Forma Financial Information

                  None

          (c)  Shell Company Transactions

                  None

          (d)  Exhibits

99.1 Press Release dated December 26, 2006, relating to the execution of a definitive agreement to acquire the Content Delivery Network services business of SAVVIS.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         Level 3 Communications, Inc.

                                         By:     /s/ Neil J. Eckstein
                                         Neil J. Eckstein, Senior Vice President

Date:  December 27, 2006



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